REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of September , 1996 by and among ProtoSource Corporation, a California corporation (the "Company"), and each of the signatures to this Agreement (collectively, the "Stockholders").

                              W I T N E S S E T H:

     WHEREAS, the Stockholders are the purchasers of an aggregate of a minimum of 2,000,000 shares of Common Stock and a maximum of 6,000,000 shares of Common Stock of the Company (the "Shares") issued in connection with this private placement of the Company, in the aggregate amount of up to $1.5 million (the "Private Placement"); and

     WHEREAS, the Company and the Stockholders desire that certain terms and provisions be applicable to these Shares and to 400,000 shares of Common Stock issued in connection with a bridge loan completed on August 23, 1996 (together referred to as "Registrable Securities") held by the Stockholders;

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Registration Rights. The Company covenants and agrees with the Stockholders that the Company will file with the Securities and Exchange Commission ("SEC") a Registration Statement (the "Registration Statement"), a post-effective amendment to an existing Registration Statement (the "Amendment"), or a Regulation A Offering Statement (an "Offering Statement") under the Securities Act of 1933, as amended (the "Act"), registering or qualifying the Registrable Securities for sale within 60 days of completion of this Private Placement, to be placed by Andrew, Alexander, Wise & Company, Incorporated (the "Placement Agent"). The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause to become effective such Registration Statement as promptly as practicable, and, for a period of one year thereafter, to reflect in the Amendment, Registration Statement or Offering Statement, financial statements which are prepared in accordance with Section 10(a)(3) of the Act and any facts or events arising that, individually, or in the aggregate, represent a fundamental and/or material change in the information set forth in the
Amendment, Registration Statement or Offering Statement to enable any Stockholders of the Registrable Securities to sell such Registrable Securities during said two-year period.

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     Section 2. Piggyback  Registration Rights. The Company covenants and agrees with the Stockholders and any other holders of the Registrable Securities that if, at any time within the period commencing from the date hereof, and ending five  (5)  years  thereafter,  it  proposes  to file a  Registration  Statement,
Amendment  or  Offering  Statement,   as  the  case  may  be  (collectively,   a
"Registration Statement") with respect to any class of security (other than pursuant to a Registration Statement on Forms S-4 or S-8 or any successor form) under the Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of securities, and the Registration Statement to be used may be used for registration of the Registrable Securities, the Company will give written notice to the holders of the Registrable Securities at least thirty (30) days prior to the filing of such Registration Statement at the addresses appearing on the records of the Company of its intention to file a Registration Statement, and will offer to include in such Registration Statement, all or any portion of the Shares, and limited, in the case of a Regulation A offering, to the amount of the available exemption. The offer to include the Shares is limited by subparagraphs (a) and (b) of this
Section 2. In any event, the maximum number of Registrable Securities which shall be registered shall not exceed that number for which the Company has received written requests for inclusion therein within fifteen (15) days after the giving of notice by the Company. The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause to become effective such Registration Statement as promptly as practicable. All registrations requested pursuant to this section 2 are referred to herein as "Piggyback Registrations." All Piggyback Registrations pursuant to this Section 2 will be made solely at the Company's expense, except for the Stockholders' counsel fees and sales commissions incurred if the Registrable Securities are sold.

               (a) Priority on Primary Registrations. If a Piggyback Registration includes an underwritten primary registration on behalf of the Company and the underwriter so requests, the Company and such holder of Registrable Securities will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company, such holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by the Company and such holder of Registrable Securities and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 8. Furthermore, if the underwriter(s) for the offering being registered by

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          the Company  shall  determine  in good faith and advise the Company in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company (such opinion to state the reasons therefor), then the Company will promptly furnish the holders of the Registrable Securities with a copy of such opinion and the Company will include in such registration (1) first, the securities that the Company proposes to sell and (ii) second, the Registrable Securities requested to be included in such registration, apportioned pro rata among the holders of the Registrable Securities, but in any event not less than 50% of the Shares, and (iii) third, securities of the holders of other securities requesting registration.

               (b) Priority on Secondary Registrations. If a Piggyback Registration consists only of an underwritten secondary registration on behalf of holders of securities of the Company and the underwriter(s) for the offering being registered by the Company advise the Company in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities by the Company (such opinion to state the reasons therefor) then the Company will promptly furnish the holders of the Registrable Securities with a copy of such opinion and, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration above, pro rata, among all such holders on the basis of the number of shares requested to be included by each such holder, but in any event not less than 50% of the Registrable Securities and (ii) second, other securities requested to be included in such registration.



     Notwithstanding the foregoing, if any such underwriter shall determine in good faith and advise the Company in writing that the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the holders of such Registrable Securities shall delay their offering and sale for such period ending on the earliest of (i) 90 days following the effective date of the

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Company's  registration  statement,  (ii) the day upon  which  the  underwriting syndicate, if any, for such offering shall have been disbanded or, (iii) such date as the Company, managing underwriter and holders of Registrable Securities shall otherwise agree. In the event of such delay, the Company shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such holders to make their proposed offering and sale for a period of 120 days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Stockholders. Notwithstanding the foregoing, the Company shall not be required to file a registration statement to include Shares pursuant to this Section 2 if an opinion of independent counsel, reasonably satisfactory to counsel for the Company and counsel for the Stockholders, that all of the Registrable Securities proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Act shall have been delivered to counsel for the Company.

     Section 3. Other Registration Rights. In addition to the rights above provided, the Company will cooperate with the then Stockholders in preparing and signing any Registration Statement, in addition to the Registration Statements and Offering Statements discussed above, required in order to sell or transfer the Registrable Securities and will supply all information required therefor, but such additional Registration Statement shall be at the then Holders' cost and expense; provided, however, that if the Company elects to register and qualify additional shares of Common Shares, the cost and expenses of such Registration Statement will be pro rated, between the Company and the Holders of the Registrable Securities according to the aggregate sales price of the securities being registered.

     Section 4. Certain Understandings. The Stockholders understand that the Company makes no representations of any kind concerning its intent or ability to offer or sell any of the Registrable Securities in a public offering or otherwise and that its sole rights to have the Registrable Securities registered under the Act are contained in this Agreement. So long as there are Registrable Securities outstanding and the Company is subject to the reporting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), the Company will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the holders of Registrable Securities to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by
(i) Rule 144 under the Act,  as such Rule may be amended  from time to time,  or
(ii) any similar rule or regulation hereafter adopted by the SEC. Upon the

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request of the holders of  Registrable  Securities,  the Company will deliver to the holders of Registrable Securities a written statement as to whether it has compiled with such information requirements.

     Section 5. Company Obligations. In connection with the registration of the Registrable Securities pursuant to this Agreement, the Company shall:

     (a) furnish to the holders of the Registrable Securities and to the underwriter(s), if any, thereof such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such holders and underwriters may request in order to facilitate the public offering of such securities;

     (b) use its best efforts to register or qualify the Registrable Securities under state securities laws of the jurisdictions which the holders thereof may reasonably request in writing within 20 days following the original filing of such Registration Statement, and do any and all other acts and things which may be necessary or advisable to enable the holders of Registrable Securities to consummate the disposition of Registrable Securities in such jurisdictions, except that the Company shall not be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

     (c) notify the holders of the Registrable Securities promptly when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed; and

     (d) advise the holders of the Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement, or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     (e) prepare and file with the SEC such amendments and supplements to such Registration Statement, and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such Registration Statement, until the earlier of (a) such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by seller or sellers thereof set forth in such Registration Statement, or (b) the expiration of 90 days after such Registration Statement becomes effective;

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     (f)  furnish  to  the  holders  of  the  Registrable  Securities  a  signed counterpart, addressed to the holders of the Registrable Securities, of (A) an opinion of counsel for the Company dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing of such underwritten public offering), and (B) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the holders of the Registrable Securities may reasonably request;

     (g) promptly notify the holders of the Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the holders of the Registrable Securities prepare and furnish to the holders of the Registrable Securities such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (h) in connection with the preparation and filing of the Registration Statement registering Registrable Securities under the Act, the Company will give the holders of Registrable Securities and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of the holders of Registrable Securities, or their counsel, to conduct a reasonable investigation within the meaning of the Act.


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

     (i) otherwise use of all of its or their reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act; and

     (j) provide and cause to be maintained a transfer agent and registrant for such Registrable Securities from and after a date not later than the effective date of such registration statement.

     Section 6. Expenses. The Company will bear all expenses attendant to registering the Registrable Securities, including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses and the fees and disbursements of counsel for the Company and its independent public accountants, including the expenses of "cold comfort" letters and expenses of any special audits required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities, but excluding underwriting discounts and commissions, if any, applicable to the sale of such securities. Furthermore, the Company shall not be required to pay the fees and disbursements of counsel and accountants for any holder of Registrable Securities or other expenses incurred by any holder thereof that are not customarily paid by an issuer in response to the exercise of registration rights.

     Section 7. Indemnification and Contribution. The Stockholders understand that indemnification and contribution provisions such as the following are customarily included in an underwriting agreement and agree that they will enter into an agreement containing such provisions or provisions substantially similar thereto as a condition precedent to the registration by the Company of any of their Registrable Securities:

     (a) The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Act) for such holder, each officer, director, employee, agent and counsel, if any, of each such holder and underwriter, and each pe,son, if any, who controls such holder or such underwriter within the meaning of Section 15 of the Act or

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Section  20(a)  of  the  Exchange  Act  (each,  a  "person  who  controls"  or a
"controlling person"), from and against, any and all loss, claim, damage, liability, cost and expense (including, without limitation, reasonable legal expenses) to which such holder or any such underwriter, officer, director, employee, agent, counsel or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by or on behalf of such holder, underwriter, officer, director, employee, agent, counsel or controlling person in writing specifically for use in the preparation thereof.

     (b) Each holder of Registrable Securities included in a registration pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, any underwriter, each officer, director, employee, agent, counsel of and each person who controls the Company or such underwriter from and against, any and all losses, damages, liabilities, costs or expenses to which the Company or such officer, director, employee, agent, counsel or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

     (c) Promptly after receipt by an indemnified party pursuant to the provisions of Sections 7(a) or (b) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said subparagraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the

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omission  to so notify  the  indemnifying  party  will not  relieve  it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would
prevent  counsel  for  the  indemnifying   party  from  also   representing  the
indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Sections 7(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (d) If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties and the parties' relative intent, knowledge, access to


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information  and  opportunity  to  correct  or prevent  such  action;  provided, however, that any holder of Registrable Securities shall not be required to contribute in an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 7(d), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 8. No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into or become a party to nor is it bound by any agreement with respect to its securities granting any registration rights to any person, except as set forth in or as contemplated by the Merger Agreement. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.

     Section 9. Miscellaneous.

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand, against written receipt, or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Stockholders at their respective address appearing on the records of the Company and to the Company at its address set forth above. Notices shall be deemed given on the date of receipt or, if mailed, three business days after mailing, except notices of change of address, which shall be deemed given when received.

     (b) Notwithstanding the place where this Agreement may be executed by the Stockholders or the Company, they agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.

     (c)  This  Agreement   constitutes   the  entire   agreement   between  the
Stockholders and the Company with respect to the subject matter hereof and may be amended only by a writing executed by each of them.

     (d) This Agreement shall be binding upon and inure to the benefit of each of the Stockholders's and the Company and their respective heirs, legal representatives, successors and assigns.

     (e) The Stockholders and the Company each hereby submit to the non-exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts located in the Southern District of New York with respect to any action or legal proceeding commenced by either of them with respect to this Agreement or to the Registrable Securities. Each of them irrevocably waives any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of them shall furnish in writing to the other.

     (f) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

     (g) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (h) The waiver by either the Stockholders or the Company of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach of any provision of this Agreement.

     (i) The Stockholders and the Company agree to execute and deliver all further documents, agreements and instruments and to take such other further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     (k) References in this Agreement to the pronouns "him," "he" and "his" are not intended to convey the masculine gender alone and are employed in a generic sense and apply equally to the feminine gender or to an entity.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            PROTOSOURCE CORPORATION

                                         By:
                                            -----------------------------------
                                            President


---------------------------------           -----------------------------------

---------------------------------           -----------------------------------

                 Investment Representation Letter and Agreement

                Name:

                Address:

                                August 12, 1996

ProtoSource Corporation
2580 W. Shaw Lane #102
Fresno,California 93711


     I am receiving __________ shares (the "Shares") of the common stock of ProtoSource Corporation, a California corporation (the "Company"), for no additional consideration, in connection with a concurrent loan by me to the Company. I understand and acknowledge that the Shares will be shares of the common stock of the Company.

     In connection therewith, I hereby represent and certify to you and agree that:

     1. I am receiving the Shares for investment only and not with a view to their resale or distribution. I am not receiving the Shares as a result of any advertisement, general solicitation, public meeting or other public offering.

     2. I understand that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968, as amended (the "CSL"), and must be held by me indefinitely unless they are subsequently registered under the Act, and qualified under the CSL, or an exemption from such registration or qualification is available. I understand that the resale of such Shares will be restricted so that such sale may be made only in accordance with the appropriate exemptions (including holding such Shares for periods of time specified in Rule 144 promulgated under the Act and compliance with the other provisions thereof, if such exemption is available) under the Act and the CSL, or registration under the Act and qualification under the CSL.

     3. I am an accredited investor as that term is defined in Regulation D under the Act. Based upon my experience in business and as an investor, I am aware of the risks of an investment in restricted securities, and I have no need for any income from my investment. I am aware that the Shares may have no value now,and the Company has not made any representation as to their value now or in the future. I have such knowledge and experience in financial and business matters so that I am capable of assessing the merits and risks of acquiring the Shares. I have reviewed the financial statements of the Company as of March 31, 1996, and I have had an opportunity to ask questions of and receive answers from management of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense relating to the Company's business, financial condition and results of operation, although the Company has made no representation or warranty except as expressly contained herein.

     4. I understand that all certification evidencing the Shares will bear legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under any state securities law. These securities may not be sold, transferred, pledged or hypothecated ln the absence of an effective registration statement for the securities under the Act and qualified under any applicable state securities law, or unless an opinion of counsel acceptable to counsel to the Company, and other assurances satisfactory to the Company, have been delivered to the Company prior to the transaction to the effect that registration and qualification is not required."

     5. The undesigned has consulted with tax and legal counsel selected by the undersigned and with such financial advisors, who have reviewed the merits of an investment in the Shares. The undersigned, together with such persons, has sufficient knowledge and experience in business and financial matters to evaluate the merits of the risks of an investment u~ the Shares, and the undesigned~ fully aware of the risks involved, has determined that an investment in the Shares in consistent with the undersigned's investment objectives. The undersigned is relying solely on the undersigned's own tax advisors with respect to the tax factors relating to an investment in the Shares.

     6. I hereby agree as follows:

          (a) If the undersigned, or any subsequent holder, desires to transfer any of the Shams, the undersigned m~ give to the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Unless registered and qualified as provided herein, such transfer may be made only either (i) upon publication by Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" bawd upon facts presented to the Commission' or (ii) upon receipt by the Company of an opinion of counsel acceptable to counsel to the Company, in either case to the effect that the proposed transfer will not violate the provisions of the Act, the Securities Exchange Act of 1934, as amended, any state securities laws, or the rules and regulations promulgated under any such acts or laws.

          (b) Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to our effective registration statement under the Act, the undersigned, or any subsequent holder, will, if requested by the Company, deliver to the Company (i) an investment letter setting forth investment representations of the proposed transferee and such proposed transferee transferee's covenant to comply with the transfer provisions set forth in this Section 6 and elsewhere in this Agreement, signed by the proposed transferee, and (ii) an agreement by the transferee to indemnify the Company to the same extent as forth in Section 6 (c) hereof.

          (c) The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and the undersigned hereby agrees to indemnify and hold harmless the Company and its agents and representatives and each of their heirs, legal representatives, successors and assigns from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of the undersigned contained in, or any other breach of, this letter agreement, (ii) any transfer of any of the Shares in violation of the Act, the Securities Exchange Act of 1934, as amended, as~y state securities laws, or the rules and regulations promulgated under any of such acts or laws, (iii) any transfer of any of the Shares not in accordance herewith or (iv) any untrue statement or omission to state any material fact in connection with the investment representation or with respect to the facts and representations supplied by the undersigned to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

          (d) The Company may place a stop order with its transfer agent and registrar, if any, with respect to soy of the Shams or any certificates into which such Shares are exchanged.

     7. In conjunction with the investment referred to in this Investment Representation Letter and Agreement, by its execution of the acceptance and agreement below, Company agrees as follows:

     Upon funding and proper documentation of the loan which serves as consideration for the issuance of the Shares, the Company agrees to issue to the undersigned investor for no additional consideration two (2) shares of its common stock for each one dollars ($1.00) lent to the Company by the undersigned investor.

                                         Very truly yours,

                                         --------------------------------------
                                         Investor


                                         --------------------------------------
                                         Name (Please Type or Print)

The terms and provisions of
Sections 7 are accepted
and agreed to.

Dated:                , 1996.
       ---------------

ProtoSource Corporation, a California corporation

By:
   --------------------------------------
Name: Charles T.  Howard
Title: Chief Executive Officer